UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 13, 2016

Exactus, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada	27-1085858
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4870 Sadler Rd, Suite 300, Glen Allen, VA 23060
(Address of principal executive offices)

(804) 205-5036
(Issuer’s telephone number)

____________________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01
Entry Into a Material Definitive Agreement

On October 27, 2016, Exactus, Inc. (the “Company”) entered into a subscription agreement (the “Subscription Agreement”) with MagnaSci Fund LP (the “Subscriber”), for the sale of 6,000,000 shares of the Company’s Series B-2 Preferred Stock (the “Shares”) in a private placement (the “Private Placement”). The gross proceeds to the Company from the Private Placement were $1,500,000. In addition, the Company and the Subscriber entered into a leak-out agreement (the “Leak-Out Agreement”) dated October 13, 2016 pursuant to which the Subscriber agreed to certain trading restrictions with respect to its holding of the Shares. The foregoing description of the Leak-Out Agreement is qualified in its entirety by reference to the Leak-Out Agreement, a copy of which is filed as Exhibit 4.1 to this report and incorporated herein by reference.

Item 3.02
Unregistered Sales of Equity Securities

On October 27, 2016, pursuant to the Subscription Agreement, the terms of which are summarized in Item 1.01 herein and incorporated by reference to this Item 3.02, the Company closed the Private Placement of the Shares. The issuance and sale of the Shares is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder. The Company has not engaged in general solicitation or advertising with regard to the issuance and sale of the Shares, and has not offered securities to the public in connection with such issuance and sale. The Subscriber represented to the Company that it is an “accredited investor” as defined in Rule 501 of the Securities Act.

Item 5.03
Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective October 13, 2016, the Company amended the Certificate of Designation (the “Certificate of Amendment”) for its Series B-2 Preferred Stock to increase the number of shares of the Series B-2 Preferred Stock from 6,000,000 to 10,000,000 shares. There were no other changes to the terms of the Company’s Series B-2 Preferred Stock. The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this report and incorporated herein by reference.

Item 9.01
Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to Certificate of Designation After Issuance of Class or Series.

4.1	Leak-Out Agreement dated October 13, 2016 between Exactus, Inc. and MagnaSci Fund LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exactus, Inc.
Dated: November 1, 2016	/s/ Philip J. Young
Philip J. Young CEO

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment to Certificate of Designation After Issuance of Class or Series.

4.1	Leak-Out Agreement dated October 13, 2016 between Exactus, Inc. and MagnaSci Fund LP.